SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is December 12, 2019.

MFS® Inflation-Adjusted Bond Portfolio
Initial Class & Service Class Shares

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Robert Spector	December 2019	Investment Officer of MFS
Erik Weisman	2012	Investment Officer of MFS

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Robert Spector	Portfolio Manager	Employed in the investment area of MFS since 2011
Erik Weisman	Portfolio Manager	Employed in the investment area of MFS since 2002

1040806      1                                 VIA-SUP-I-121219